UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 13, 2007

GOAMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-29359	22-3693371

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 HACKENSACK AVENUE, HACKENSACK, NJ 07601
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (201) 996-1717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        On December 13, 2007, the Registrant distributed a press release announcing that its shareholders had approved all of the proposals considered at the Annual Meeting, including the Registrant’s acquisition of Verizon’s Telecommunications Relay Services (TRS) division and its merger with Hands On Video Relay Services, Inc. Closing is subject to the receipt of all required regulatory approvals. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

        The following exhibits are filed with this Current Report on Form 8-K:

        Exhibit 99.1 Press Release of GoAmerica, Inc., dated December 13, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOAMERICA, INC.

By:	/s/ Donald G. Barnhart
Donald G. Barnhart Chief Financial Officer

Dated: December 13, 2007

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press Release of GoAmerica, Inc., dated December 13, 2007.